UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

Stoke Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38938	47-1144582
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Wiggins Ave
Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 430-8200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	STOK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 14, 2025, Stoke Therapeutics, Inc., a Delaware corporation (the “Company”) entered into a License and Collaboration Agreement (the “Agreement”) with Biogen International GmbH (“Biogen”) for the development and commercialization of zorevunersen (STK-001) and other potential products directed to SCN1A (Dravet syndrome). Pursuant to the Agreement, the Company granted to Biogen an exclusive, royalty-bearing, sublicensable and transferable license for zorevunersen and related backup antisense oligonucleotides (“ASOs”) directed to SCN1A controlled by the Company, in all territories worldwide other than the United States, Canada, and Mexico (the “Biogen Territory”). In addition, Biogen has the option to exercise an exclusive, royalty-bearing, sublicensable and transferable license for certain future follow-on ASOs directed to SCN1A controlled by the Company (the “Option”).

Pursuant to the Agreement, Biogen will pay the Company an upfront payment in the amount of $165,000,000, and the parties will share external development costs, with the Company paying 70 percent. The Company is eligible to receive up to $385,000,000 in potential total milestone payments based upon the achievement of certain development, first commercial sales and sales milestone events for zorevunersen, assuming each milestone were achieved at least once. The Company is also eligible to receive tiered royalties at percentages ranging from low double digits to high teens on future net sales by Biogen of zorevunersen in the Biogen Territory. Royalties payable under the Agreement are subject to standard royalty reductions.

The Agreement also provides that the Company and Biogen will establish a joint steering committee (the “JSC”) responsible for overseeing the development and commercialization of zorevunersen, in accordance with a global joint development plan agreed to by the parties. The JSC will be composed of an equal number of representatives from each of the Company and Biogen and each of the Company and Biogen will designate one if its respective representatives as a co-chair of the JSC.

The Agreement will remain in effect, unless earlier terminated, until the expiration, on a country-by-country and licensed product-by-licensed product basis in the Biogen Territory, of the applicable royalty term, at which point the license for such licensed product shall become fully paid-up, royalty-free, perpetual and irrevocable in such country.

The Agreement also contains customary provisions for termination by Biogen for convenience and by either party for cause, including for material breach (subject to cure). The Company has standard reversion rights in connection with certain early termination events.

The foregoing description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2025.

Item 7.01.	Regulation FD.

Press Release

On February 18, 2025, the Company and Biogen issued a joint press release, announcing their entry into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished with this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

The Company also reported that its cash, cash equivalents, and marketable securities, together with the upfront payment and other eligible cash flows payable by Biogen pursuant to the Agreement, are expected to fund operations through to mid-2028.

The Company plans to initiate the Phase 3 Emperor study in the second quarter of 2025, and data are anticipated in the second half of 2027, pending enrollment and study timelines.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to receipt of upfront payments; receipt of potential milestone or royalty payments under the zorevunersen collaboration; the exercise of the Option by Biogen; the ability of zorevunersen to treat the underlying causes of Dravet syndrome and reduce seizures or show improvements in behavior and cognition at the indicated dosing levels or at all; the design, timing and results of the Phase 3 clinical trial; the timing and expected progress of data readouts, regulatory meetings, regulatory decisions and other presentations; the ability to develop new treatments for neurodevelopmental diseases; and expectations regarding the proposed transaction with Biogen; and the Company’s expected cash runway. Statements including words such as “expect,” “plan,” “will,” “continue” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they prove incorrect or do not fully materialize, could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, risks and uncertainties related to: the Company’s ability to advance, obtain regulatory approval of, and ultimately commercialize its product candidates, including zorevunersen; the timing of data readouts and interim and final results of preclinical and clinical trials; the receipt and timing of potential regulatory decisions; positive results in a clinical trial may not be replicated in subsequent trials or successes in early stage clinical trials may not be predictive of results in later stage trials; the Company’s ability to fund development activities and achieve development goals, including expectations regarding its collaboration with Biogen; the Company’s ability to protect its intellectual property; the direct or indirect impact of global business, political and macroeconomic conditions, including inflation, interest rate volatility, cybersecurity events, uncertainty with respect to the federal budget, instability in the global banking system and volatile market conditions, and global events, including public health crises, and ongoing geopolitical conflicts, such as the conflicts in Ukraine and the Middle East; and other risks and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, its quarterly reports on Form 10-Q, and the other documents it files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release, dated as of February 18, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOKE THERAPEUTICS, INC.

Date: February 18, 2025	By:	/s/ Thomas E. Leggett
Thomas E. Leggett
Chief Financial Officer